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                                                                    EXHIBIT 10.7

                                 AMENDMENT NO. 3
                                     TO THE
                          REGISTRATION RIGHTS AGREEMENT

     Reference is made to that certain Registration Rights Agreement (the "Agreement") entered into as of July 20, 2001, by and among MetaSolv, Inc., a Delaware corporation (the "Company"), each of the persons identified on Exhibit A attached thereto (together with each assignee pursuant to Section 6(c) thereof, collectively the "Shareholders") and Joseph Hatchuel, acting as the representative for each Shareholder thereunder (the "Shareholders' Representative"). This Amendment No. 3 to the Registration Rights Agreement (this "Amendment") is entered into as of November 16, 2001, by and between the Company and the Shareholders' Representative.

                                    RECITALS:
                                    --------

     A. The Company and the Shareholders' Representative entered into Amendment No. 1 to the Registration Rights Agreement as of August 3, 2001 and Amendment No. 2 to the Registration Rights Agreement as of August 10, 2001 (together, the "Previous Amendments").

     B. The Company and the Shareholders' Representative, acting on behalf of each Shareholder, wish to enter into this Amendment to amend the Agreement as provided herein.

     C. Pursuant to those certain Powers of Attorney executed by each Shareholder of various dates falling in June and July 2001, each Shareholder has authorized the Shareholders' Representative to execute, deliver and perform this Amendment on such Shareholder's behalf.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS:
                                   ----------

     1. The parties hereto agree that Section 3(a) of the Agreement shall be amended and restated in its entirety to read as follows:

          "(a) Shareholder Obligations. From and after the declared effective
               -----------------------
     date of the Registration Statement, each Shareholder proposing to sell any Registrable Securities pursuant thereto shall notify the Company in writing (a "Sale Notice") of such Shareholder's intent to sell Registrable Securities. The Company may, in its discretion, notify such Shareholder (the "Company Notice") within three Business Days following the receipt by the Company of a Sale Notice that such Shareholder shall, pursuant to
     Section 3(d), discontinue disposition of such Registrable Securities. If the Company fails to provide the Company Notice within three Business Days following the receipt by the Company of such Sale Notice, then such Shareholder shall have the right to dispose of such Registrable Securities for a period of thirty days following the

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     date of receipt of the Company Notice (the "Sale Period"). After the expiration of such Sale Period such Shareholder shall be required to provide the Company with an additional Sale Notice in order to sell Registrable Securities. Each Shareholder's rights under this Section 3(a) are subject in all respects to the Company's rights and the Shareholders' duties under Section 3(d)."

     2. The parties hereto agree that Section 3(d) of the Agreement shall be amended such that all references in Section 3(d) to "subsection 3(a)(iii)" shall be replaced with references to "subsection 3(b)(iii)."

     3. The parties hereto agree that, except as set forth above in paragraphs 1 and 2 and except as provided in the Previous Amendments, the Agreement shall remain unaffected and in full force and effect.

     4. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                      METASOLV, INC.


                                      By: /s/ Jonathan K. Hustis
                                          --------------------------------------
                                      Name:   Jonathan K. Hustis
                                            ------------------------------------
                                      Title:  Vice President - Business Services
                                             -----------------------------------


                                      SHAREHOLDERS' REPRESENTATIVE:

                                      /s/ Joseph Hatchuel
                                      ------------------------------------------
                                      Joseph Hatchuel

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